Exhibit 10.2

EXECUTION

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made and entered into as of April 23, 2013, by and among Tranzyme, Inc., a Delaware corporation (the “Company”), and the several purchasers signatory hereto (each a “Investor” and collectively, the “Investors”).

This Agreement is made pursuant to the Securities Purchase Agreement, dated as of the date hereof between the Company and each Investor (the “Purchase Agreement”) and shall be effective as of the Closing (as defined in the Purchase Agreement).

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and each of the Investors agree as follows:

1.                                      Definitions.  For purposes of this Agreement:

1.1                               “Affiliate” means, with respect to any specified Person, any other Person who, directly or indirectly, controls, is controlled by, or is under common control with such Person, including without limitation any general partner, managing member, officer or director of such Person or any venture capital fund now or hereafter existing that is controlled by one or more general partners or managing members of, or shares the same management company with, such Person.  With respect to an Investor, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as such Investor will be deemed to be an Affiliate of such Investor.

1.2                               “Common Stock” means shares of the Company’s common stock.

1.3                               “Damages” means any loss, damage, claim or liability (joint or several) to which a party hereto may become subject under the Securities Act, the Exchange Act, or other federal or state law, insofar as such loss, damage, claim or liability (or any action in respect thereof) arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any registration statement of the Company, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto; (ii) an omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; or (iii) any violation or alleged violation by the indemnifying party (or any of its agents or Affiliates) of the Securities Act, the Exchange Act, any state securities law, or any rule or regulation promulgated under the Securities Act, the Exchange Act, or any state securities law.

1.4                               “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

1.5                               “Excluded Registration” means (i) a registration relating to the sale of securities to employees of the Company or a subsidiary pursuant to a stock option, stock purchase, or similar plan; (ii) a registration relating to an SEC Rule 145 transaction; (iii) a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities; or (iv) a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities that are also being registered.

1.6                               “Form S-1” means such form under the Securities Act as in effect on the date hereof or any successor registration form under the Securities Act subsequently adopted by the SEC.

1.7                               “Form S-3” means such form under the Securities Act as in effect on the date hereof or any registration form under the Securities Act subsequently adopted by the SEC that permits incorporation of substantial information by reference to other documents filed by the Company with the SEC.

1.8                               “Holder” means any holder of Registrable Securities who is a party to this Agreement.

1.9                               “Immediate Family Member” means a child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, of a natural person referred to herein.

1.10                        “Initiating Holders” means, collectively, Holders who properly initiate a registration request under this Agreement.

1.11                        “Person” means any individual, corporation, partnership, trust, limited liability company, association or other entity.

1.12                        “Registrable Securities” means (a) the Common Stock issued to the Investors pursuant to the Purchase Agreerment, (b) any other Common Stock held by the Investors as of the date hereof and (c)  any securities issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing, provided,  that with respect to a particular Holder, such Holder’s shares shall cease to be Registrable Securities upon the earliest to occur of the following:  (A) a sale pursuant to a Registration Statement or SEC Rule 144 (in which case, only such security sold by the Holder shall cease to be a Registrable Security); or (B) the date on which all such Registrable Securities may be freely sold publicly in a single quarter under SEC Rule 144 without the requirement for the Company to be in compliance with the current public information required thereunder and without volume or manner-of-sale restrictions.

1.13                        “Registrable Securities then outstanding” means the number of shares determined by adding the number of shares of outstanding Common Stock that are Registrable Securities and the number of shares of Common Stock issuable (directly or indirectly) pursuant to then exercisable and/or convertible securities that are Registrable Securities.

1.14                        “Registration Statements” means any one or more registration statements of the Company filed under the Securities Act that covers the resale of any of the Registrable Securities pursuant to the provisions of this Agreement, amendments and supplements to such Registration Statements, including post-effective amendments, all exhibits and all material incorporated by reference or deemed to be incorporated by reference in such Registration Statements.

1.15                        “SEC” means the Securities and Exchange Commission.

1.16                        “SEC Rule 144” means Rule 144 promulgated by the SEC under the Securities Act.

1.17                        “SEC Rule 145” means Rule 145 promulgated by the SEC under the Securities Act.

1.18                        “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

1.19                        “Selling Expenses” means all underwriting discounts, selling commissions, and stock transfer taxes applicable to the sale of Registrable Securities, and fees and disbursements of counsel for any Holder, except for the fees and disbursements of the Selling Holder Counsel borne and paid by the Company as provided in Subsection 2.6.

2.                                      Registration Rights.  The Company covenants and agrees as follows:

2.1                               Demand Registration.

(a)                                 If the Company receives a request from Holders of at least thirty percent (30%) of the Registrable Securities then outstanding that the Company file a registration statement with respect to outstanding Registrable Securities of such Holders having an anticipated aggregate offering price, net of Selling Expenses, of at least $5.0 million, then the Company shall (i) within ten (10) days after the date such request is given, give notice thereof (the “Demand Notice”) to all Holders other than the Initiating Holders; and (ii) as soon as practicable, and in any event within forty-five (45) days after the date such request is given by the Initiating Holders, file a registration statement on Form S-3 or, if Form S-3 is unavailable to the Company, on Form S-1, under the Securities Act covering all Registrable Securities requested to be included in such registration by any other Holders, as specified by notice given by each such Holder to the Company within twenty (20) days of the date the Demand Notice is given, and in each case, subject to the limitations of Subsection 2.1(b) and Subsection 2.3.

(b)                                 Notwithstanding the foregoing obligations, if the Company furnishes to Holders requesting a registration pursuant to this Subsection 2.1 a certificate signed by the Company’s chief executive officer stating that in the good faith judgment of the Company’s Board of Directors it would be materially detrimental to the Company and its stockholders for such registration statement to either become effective or remain effective for as long as such registration statement otherwise would be required to remain effective, because such action would (i) materially interfere with a significant acquisition, corporate reorganization, or other similar transaction involving the Company; (ii) require premature disclosure of material information that the Company has a bona fide business purpose for preserving as confidential; or (iii) render the Company unable to comply with requirements under the Securities Act or Exchange Act, then the Company shall have the right to defer taking action with respect to such filing for a period of not more than one hundred twenty (120) days after the request of the Initiating Holders is given; provided, however, that the Company may not invoke this right more than once in any twelve (12) month period.

(c)                                  The Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to Subsection 2.1(a) (i) during the period that is thirty (30) days before the Company’s good faith estimate of the date of filing of, and ending on a date that is ninety (90) days after the effective date of, a Company-initiated registration, provided, that the Company is actively employing in good faith commercially reasonable efforts to cause such registration statement to become effective; or (ii) if the Company has effected two registrations pursuant to Subsection 2.1(a) within the twelve (12) month period immediately preceding the date of such request.  A registration shall not be counted as “effected” for purposes of this Subsection 2.1(c) until such time as the applicable registration statement has been declared effective by the SEC, unless the Initiating Holders withdraw their request for such registration, elect not to pay the registration expenses therefor, and forfeit their right to one demand registration statement pursuant to Subsection 2.6, in which case such withdrawn registration statement shall be counted as “effected” for purposes of this Subsection 2.1(c).

(d)                                 If the Initiating Holders so request, the Company shall:

(i)                                     file an “evergreen” shelf registration statement on Form S-3 (or, in the event Form S-3 is unavailable to the Company, Form S-1) pursuant to Rule 415 under the Securities Act (or any successor provisions), providing for an offering to be made on a continuous basis of the Registrable Securities (the “Shelf Registration”), with the Company to use reasonable best efforts to make such filing on or before the date 45 days after the date such request is given;

(ii)                                  use reasonable best efforts to cause the Shelf Registration to become effective as soon as practicable after such filing;

(iii)                               use commercially reasonable efforts to maintain in effect, supplement and amend, if necessary, the Shelf Registration, as required by the instructions applicable to such registration form or by the Securities Act;

(iv)                              furnish, upon request, to the holders of the Registrable Securities to which the Shelf Registration relates copies of any supplement or amendment to such Shelf Registration prior to such supplement or amendment being used and/or filed with the SEC; and

(v)                                 pay all Registration Expenses in connection with the Shelf Registration, whether or not it becomes effective, and whether all, some or none of the Registrable Securities to which it relates are sold pursuant to it.

(e)                                  If at any time before the third anniversary of the effectiveness of the Shelf Registration, the Shelf Registration ceases to be effective, the Company shall use commercially reasonable efforts to file and use its commercially reasonable efforts to cause to become effective a new “evergreen” shelf registration statement providing for an offering to be made on a continuous basis of the Registrable Securities by the Holders.  Such shelf registration statement shall be filed on Form S-3 or, if Form S-3 is unavailable to the Company, on Form S-1.

(f)                                   If, after the Shelf Registration has become effective, it is interfered with by any stop order, injunction or other order or requirement of the SEC or other governmental agency or authority, the Company shall use its commercially reasonable efforts to prevent the issuance of any stop order suspending the effectiveness of the registration statement or of any order preventing or suspending the use of any preliminary prospectus and, if any such order is issued, to obtain the withdrawal of any such order at the earliest possible moment.

2.2                               Company Registration.  If the Company proposes to register (including, for this purpose, a registration effected by the Company for stockholders other than the Holders) any of its Common Stock under the Securities Act in connection with the public offering of such securities solely for cash (other than in an Excluded Registration), the Company shall, at such time, promptly give each Holder notice of such registration.  Upon the request of each Holder given within twenty (20) days after such notice is given by the Company, the Company shall, subject to the provisions of Subsection 2.3, cause to be registered all of the Registrable Securities that each such Holder has requested to be included in such registration.  The Company shall have the right to terminate or withdraw any registration initiated by it under this Subsection 2.2 before the effective date of such registration, whether or not any Holder has elected to include Registrable Securities in such registration.  The expenses (other than Selling Expenses) of such withdrawn registration shall be borne by the Company in accordance with Subsection 2.6.

2.3                               Underwriting Requirements.

(a)                                 If, pursuant to Subsection 2.1, the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to Subsection 2.1, and the Company shall include such information in the Demand Notice.  The underwriter(s) will be selected by the Company and shall be reasonably acceptable to a majority in interest of the Initiating Holders.  In such event, the right of any Holder to include such Holder’s Registrable Securities in such registration shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein.  All Holders proposing to distribute their securities through such underwriting shall (together with the Company as provided in Subsection 2.4(e)) enter into an underwriting agreement in customary form with the underwriter(s) selected for such underwriting.  Notwithstanding any other provision of this Subsection 2.3, if the underwriters advise the Initiating Holders in writing that marketing factors require a limitation on the number of shares to be underwritten, then the Initiating Holders shall so advise all Holders of Registrable Securities that otherwise would be underwritten pursuant hereto, and the number of Registrable Securities that may be included in the underwriting shall be allocated among such Holders of Registrable Securities, including the Initiating Holders, in proportion (as nearly as practicable) to the number of Registrable Securities owned by each Holder or in such other proportion as shall mutually be agreed to by all such selling Holders; provided, however, that the number of Registrable Securities held by the Holders to be included in such underwriting shall not be reduced unless all other securities are first entirely excluded from the underwriting.  To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to any Holder to the nearest 100 shares.  For purposes of the provision in this Subsection 2.3(a) concerning apportionment, for any selling Holder that is a partnership, limited liability company, or corporation, the partners, members, retired partners, retired members, stockholders, and Affiliates of such Holder, or the estates and Immediate Family Members of any such partners, retired partners, members, and retired members and any trusts for the benefit of any of the foregoing Persons, shall be deemed to be a single “selling Holder,” and any pro rata reduction with respect to such “selling Holder” shall be based upon the aggregate number of Registrable Securities owned by all Persons included in such “selling Holder,” as defined in this sentence.

(b)                                 In connection with any offering involving an underwriting of shares of the Company’s capital stock pursuant to Subsection 2.2, the Company shall not be required to include any of the Holders’ Registrable Securities in such underwriting unless the Holders accept the terms of the underwriting as agreed upon between the Company and its underwriters, and then only in such quantity as the underwriters in their sole discretion determine will not jeopardize the success of the offering by the Company.  If the total number of securities, including Registrable Securities, requested by stockholders to be included in such offering exceeds the number of securities to be sold (other than by the Company) that the underwriters in their reasonable discretion determine is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters and the Company in their sole discretion determine will not jeopardize the success of the offering.  If the underwriters determine that less than all of the Registrable Securities requested to be registered can be included in such offering, then the Registrable Securities that are included in such offering shall be allocated among the selling Holders in proportion (as nearly as practicable to) the number of Registrable Securities owned by each selling Holder or in such other proportions as shall mutually be agreed to by all such selling Holders.  To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to any Holder to the nearest 100 shares.  Notwithstanding the foregoing, in no event shall (i) the number of Registrable Securities included in the offering be reduced unless all other securities (other than securities to be sold by the Company) are first entirely excluded from the offering, or (ii) the number of Registrable Securities included in the offering be reduced below twenty percent

(20%) of the total number of securities included in such offering.  For purposes of the provision in this Subsection 2.3(b) concerning apportionment, for any selling Holder that is a partnership, limited liability company, or corporation, the partners, members, retired partners, retired members, stockholders, and Affiliates of such Holder, or the estates and Immediate Family Members of any such partners, retired partners, members, and retired members and any trusts for the benefit of any of the foregoing Persons, shall be deemed to be a single “selling Holder,” and any pro rata reduction with respect to such “selling Holder” shall be based upon the aggregate number of Registrable Securities owned by all Persons included in such “selling Holder,” as defined in this sentence.

2.4                               Obligations of the Company.  Whenever required under this Section 2 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

(a)                                 prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its commercially reasonable efforts to cause such registration statement to become effective and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective until the distribution contemplated in the registration statement has been completed;

(b)                                 prepare and file with the SEC such amendments and supplements to such registration statement, and the prospectus used in connection with such registration statement, as may be necessary to comply with the Securities Act in order to enable the disposition of all securities covered by such registration statement;

(c)                                  furnish to the selling Holders such numbers of copies of a prospectus, including a preliminary prospectus, as required by the Securities Act, and such other documents as the Holders may reasonably request in order to facilitate their disposition of their Registrable Securities;

(d)                                 use its commercially reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or blue-sky laws of such jurisdictions as shall be reasonably requested by the selling Holders; provided that the Company shall not be required to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

(e)                                  Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and following such notification promptly prepare and furnish to such Holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in light of the circumstances then existing;

(f)                                   in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the underwriter(s) of such offering;

(g)                                  use its commercially reasonable efforts to cause all such Registrable Securities covered by such registration statement to be listed on a national securities exchange or trading system and each securities exchange and trading system (if any) on which similar securities issued by the Company are then listed;

(h)                                 provide a transfer agent and registrar for all Registrable Securities registered pursuant to this Agreement and provide a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration;

(i)                                     promptly make available for inspection by the selling Holders, any underwriter(s) participating in any disposition pursuant to such registration statement, and any attorney or accountant or other agent retained by any such underwriter or selected by the selling Holders, all financial and other records, pertinent corporate documents, and properties of the Company, and cause the Company’s officers, directors, employees, and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant, or agent, in each case, as necessary or advisable to verify the accuracy of the information in such registration statement and to conduct appropriate due diligence in connection therewith;

(j)                                    notify each selling Holder, promptly after the Company receives notice thereof, of the time when such registration statement has been declared effective or a supplement to any prospectus forming a part of such registration statement has been filed;

(k)                                 after such registration statement becomes effective, notify each selling Holder of any request by the SEC that the Company amend or supplement such registration statement or prospectus; and

(l)                                     comply with all applicable rules and regulations of the SEC.

In addition, the Company shall ensure that, at all times after any registration statement covering a public offering of securities of the Company under the Securities Act shall have become effective, its insider trading policy shall provide that the Company’s directors may implement a trading program under Rule 10b5-1 of the Exchange Act.

2.5                               Furnish Information.  It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 2 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as is reasonably required to effect the registration of such Holder’s Registrable Securities.

2.6                               Expenses of Registration.  All expenses (other than Selling Expenses) incurred in connection with registrations, filings, or qualifications pursuant to Section 2, including all registration, filing, and qualification fees; printers’ and accounting fees; fees and disbursements of counsel for the Company; and the reasonable fees and disbursements, not to exceed $30,000, of one counsel for the selling Holders (“Selling Holder Counsel”), shall be borne and paid by the Company; provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Subsection 2.1 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered (in which case all selling Holders shall bear such expenses pro rata based upon the number of Registrable Securities that were to be included in the withdrawn registration), unless the Holders of a majority of the Registrable Securities agree to forfeit their right to one registration pursuant to Subsection 2.1(a).  All Selling Expenses relating to Registrable

Securities registered pursuant to this Section 2 shall be borne and paid by the Holders pro rata on the basis of the number of Registrable Securities registered on their behalf.

2.7                               Delay of Registration.  No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any registration pursuant to this Agreement as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 2.

2.8                               Indemnification.  If any Registrable Securities are included in a registration statement under this Section 2:

(a)                                 To the extent permitted by law, the Company will indemnify and hold harmless each selling Holder, and the partners, members, officers, directors, and stockholders of each such Holder; legal counsel and accountants for each such Holder; any underwriter (as defined in the Securities Act) for each such Holder; and each Person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any Damages, and the Company will pay to each such Holder, underwriter, controlling Person, or other aforementioned Person any legal or other expenses reasonably incurred thereby in connection with investigating or defending any claim or proceeding from which Damages may result, as such expenses are incurred; provided, however, that the indemnity agreement contained in this Subsection 2.8(a) shall not apply to amounts paid in settlement of any such claim or proceeding if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, conditioned or delayed nor shall the Company be liable for any Damages to the extent that they arise out of or are based upon actions or omissions made in reliance upon and in conformity with written information furnished by or on behalf of any such Holder, underwriter, controlling Person, or other aforementioned Person expressly for use in connection with such registration.

(b)                                 To the extent permitted by law, each selling Holder, severally and not jointly, will indemnify and hold harmless the Company, and each of its directors, each of its officers who has signed the registration statement, each Person (if any), who controls the Company within the meaning of the Securities Act, legal counsel and accountants for the Company, any underwriter (as defined in the Securities Act), any other Holder selling securities in such registration statement, and any controlling Person of any such underwriter or other Holder, against any Damages, in each case only to the extent that such Damages arise out of or are based upon actions or omissions made in reliance upon and in conformity with written information furnished by or on behalf of such selling Holder expressly for use in connection with such registration; and each such selling Holder will pay to the Company and each other aforementioned Person any legal or other expenses reasonably incurred thereby in connection with investigating or defending any claim or proceeding from which Damages may result, as such expenses are incurred; provided, however, that the indemnity agreement contained in this Subsection 2.8(b) shall not apply to amounts paid in settlement of any such claim or proceeding if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld, conditioned or delayed; and provided further that in no event shall the aggregate amounts payable by any Holder by way of indemnity or contribution under Subsections 2.8(b) and 2.8(d) exceed the proceeds from the offering received by such Holder (net of any Selling Expenses paid by such Holder), except in the case of fraud or willful misconduct by such Holder.

(c)                                  Promptly after receipt by an indemnified party under this Subsection 2.8 of notice of the commencement of any action (including any governmental action) for which a party may be entitled to indemnification hereunder, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Subsection 2.8, give the indemnifying party notice of the commencement thereof.  The indemnifying party shall have the right to participate in such action and, to the extent the indemnifying party so desires, participate jointly with any other indemnifying party to which notice has been given, and to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties that may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such action.

(d)                                 To provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any party otherwise entitled to indemnification hereunder makes a claim for indemnification pursuant to this Subsection 2.8 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case, notwithstanding the fact that this Subsection 2.8 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any party hereto for which indemnification is provided under this Subsection 2.8, then, and in each such case, such parties will contribute to the aggregate losses, claims, damages, liabilities, or expenses to which they may be subject (after contribution from others) in such proportion as is appropriate to reflect the relative fault of each of the indemnifying party and the indemnified party in connection with the statements, omissions, or other actions that resulted in such loss, claim, damage, liability, or expense, as well as to reflect any other relevant equitable considerations.  The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or allegedly untrue statement of a material fact, or the omission or alleged omission of a material fact, relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission; provided, however, that, in any such case, (x) no Holder will be required to contribute any amount in excess of the public offering price of all such Registrable Securities offered and sold by such Holder pursuant to such registration statement, and (y) no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation; and provided further that in no event shall a Holder’s liability pursuant to this Subsection 2.8(d), when combined with the amounts paid or payable by such Holder pursuant to Subsection 2.8(b), exceed the proceeds from the offering received by such Holder (net of any Selling Expenses paid by such Holder), except in the case of willful misconduct or fraud by such Holder.

(e)                                  The obligations of the Company and Holders under this Subsection 2.8 shall survive the completion of any offering of Registrable Securities in a registration under this Section 2, and otherwise shall survive the termination of this Agreement.

2.9                               Reports Under Exchange Act.  With a view to making available to the Holders the benefits of SEC Rule 144 and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company shall:

(a)                                 make and keep available adequate current public information, as those terms are understood and defined in SEC Rule 144;

(b)                                 use commercially reasonable efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after the Company has become subject to such reporting requirements); and

(c)                                  furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) to the extent accurate, a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144, the Securities Act, and the Exchange Act (at any time after the Company has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after the Company so qualifies);  and (ii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC that permits the selling of any such securities without registration (at any time after the Company has become subject to the reporting requirements under the Exchange Act) or pursuant to Form S-3 (at any time after the Company so qualifies to use such form).

2.10                        Termination of Registration Rights.  The right of any Holder to request registration or inclusion of Registrable Securities in any registration pursuant to Subsection 2.1 or Subsection 2.2 shall terminate upon the fifth anniversary of the date of this Agreement.

3.                                      Miscellaneous.

3.1                               Successors and Assigns.  This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder.  Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.  The Company may not assign its rights (except by merger or in connection with another entity acquiring all or substantially all of the Company’s assets) or obligations hereunder without the prior written consent of the Holders of a majority of the then outstanding Registrable Securities.  Each Holder may assign its respective rights hereunder in the manner and to the Persons as permitted under the Purchase Agreement; provided in each case that (i) the Holder agrees in writing with the transferee or assignee to assign such rights and related obligations under this Agreement, and for the transferee or assignee to assume such obligations, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being transferred or assigned, (iii) at or before the time the Company received the written notice contemplated by clause (ii) of this sentence, the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein and (iv) the transferee is an “accredited investor,” as that term is defined in Rule 501 of Regulation D.

3.2                               Governing Law.  All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be determined in accordance with the provisions of the Purchase Agreement.

3.3                               Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  Counterparts may be delivered via facsimile, electronic mail (including pdf) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

3.4                               Titles and Subtitles.  The titles and subtitles used in this Agreement are for convenience only and are not to be considered in construing or interpreting this Agreement.

3.5                               Notices.  Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be delivered as set forth in the Purchase Agreement.

3.6                               Amendments and Waivers.  The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, or waived unless the same shall be in writing and signed by the Company and Holders holding no less than a majority of the then outstanding Registrable Securities, provided that any party may give a waiver as to itself.  Notwithstanding the foregoing,  a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders and that does not directly or indirectly affect the rights of other Holders may be given by Holders of all of the Registrable Securities to which such waiver or consent relates; provided, however, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence.

3.7                               Severability.  In case any one or more of the provisions contained in this Agreement is for any reason held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision of this Agreement, and such invalid, illegal, or unenforceable provision shall be reformed and construed so that it will be valid, legal, and enforceable to the maximum extent permitted by law.

3.8                               No Inconsistent Agreements.  Neither the Company nor any of its subsidiaries has entered, as of the date hereof, nor shall the Company or any of its subsidiaries, on or after the date hereof, enter into any agreement with respect to its securities, that would have the effect of impairing the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof.

3.9                               Independent Nature of Investors’ Obligations and Rights.  The obligations of each Investor under this Agreement are several and not joint with the obligations of any other Investor hereunder, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor hereunder.  The decision of each Investor to purchase the securities pursuant to the Transaction Documents (as defined in the Purchase Agreement) has been made independently of any other Investor. Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Investor pursuant hereto or thereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement.  Each Investor acknowledges that no other Investor has acted as agent for such Investor in connection with making its investment hereunder and that no Investor will be acting as agent of such Investor in connection with monitoring its investment in the securities or enforcing its rights under the Transaction Documents. Each Investor shall be entitled to protect and enforce its rights, including, without limitation, the rights arising out of this Agreement, and it shall not be necessary for any other Investor to be joined as an additional party in any Proceeding for such purpose.  The Company acknowledges that each of the Investors has been provided with the same Registration Rights Agreement for the purpose of closing a transaction with multiple Investors and not because it was required or requested to do so by any Investor.

3.10                        Delays or Omissions.  No delay or omission to exercise any right, power, or remedy accruing to any party under this Agreement, upon any breach or default of any other party under this Agreement, shall impair any such right, power, or remedy of such nonbreaching or nondefaulting party, nor shall it be construed to be a waiver of or acquiescence to any such breach or default, or to any similar breach or default thereafter occurring, nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring.  All remedies, whether under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

TRANZYME, INC.

By:	/s/ John H. Johnson
Name: John H. Johnson
Title: Chairman of the Board of Directors of Tranzyme, Inc.

[SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTING ENTITY
AGECHEM VENTURE FUND L.P.

AUTHORIZED SIGNATORY

By:	/s/ LOUIS LACASSE
Name:	LOUIS LACASSE
Title:	PRESIDENT AGECHEM FINANCIAL INC

ADDRESS FOR NOTICE

c/o:	LOUIS LACASSE 1 WESTMOUNT SQUARE, SUITE 800

Street:

City/State/Zip:	MONTREAL, QC. H3Z 2P9, CANADA

Attention:	LOUIS LACASSE

Tel:	514-849-7994

Fax:	514-849-5191

Email:	LOUIS@GENECHEM.COM

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTING ENTITY

CDIB Bioscience Ventures I, Inc.

AUTHORIZED SIGNATORY

By:	/s/ Benny T. Flu
Name:	Benny T. Flu
Title:	Chairman

ADDRESS FOR NOTICE

c/o: Polly Lin
Street: 9F, No. 205-1, Peihsin Road, Section 3, Hsintien

City/State/Zip: New Taipei City, Taiwan

Attention: Polly Lin

Tel: 886-2-8913-1956

Fax: 886-2-8913-1955

Email: pollylin67@cdibbioscience.com

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTING ENTITY

Cross Creek Capital, L.P.
Cross Creek Capital, L.P.

By:	Cross Creek Capital, G.P.
its Sole General Partner
By:	Cross Creek Capital, LLC
its Sole General Partner
By:	Cross Creek Holdings, LLC
its Sole Member

AUTHORIZED SIGNATORY

Name:	/s/ Karey Barker
By:	Karey Barker
Title:	Managing Director

ADDRESS FOR NOTICE

c/o:

Street:	150 Social Hall Ave.

City/State/Zip:	Salt Lake City UT 84108

Attention:	Tyler Christensen

Tel:	801-533-0777

Fax:

Email:	ventureops@crosscreekadvisors.com

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTING ENTITY

Cross Creek Capital Employees’ Fund L.P
By:	Cross Creek Capital, L.P.
its Sole General Partner
By:	Cross Creek Capital, LLC
its Sole General Partner
By:	Cross Creek Holdings, LLC
its Sole Member

AUTHORIZED SIGNATORY

By:	/s/ Karey Barker
Name:	Karey Barker
Title:	Managing Director

ADDRESS FOR NOTICE

c/o:

Street:	150 Social Hall Ave.

City/State/Zip:	Salt Lake City UT 84108

Attention:	Tyler Christensen

Tel:	801-533-0777

Fax:

Email:	ventureops@crosscreekadvisors.com

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTING ENTITY

DOMAIN PARTNERS VI L.P.
	BY:	ONE PALMER SQUARE
ASSOCIATES VI, L.L.C.
AUTHORIZED SIGNATORY

By:	/s/ Kathleen K. Schoemaker
Name:	Kathleen K. Schoemaker
Title:	Managing Member

ADDRESS FOR NOTICE

c/o:	DOMAIN ASSOCIATES LLC
Street:	One Palmer Square, Suite 515
City/State/Zip:	Princeton, NJ 08542
Attention:	Kathleen K. Schoemaker
Tel:	609 683 5656
Fax:	609 683 4581
Email:	schoemaker@domainve.com

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTING ENTITY
DOMAIN PARTNERS VIII, L.P.
	BY:	ONE PALMER SQUARE
ASSOCIATES VIII, L.L.C.
AUTHORIZED SIGNATORY

By:	/s/ Kathleen K. Schoemaker
Name:	Kathleen K. Schoemaker
Title:	Managing Member

ADDRESS FOR NOTICE

c/o:	DOMAIN ASSOCIATES LLC
Street:	One Palmer Square, Suite 515
City/State/Zip:	Princeton, NJ 08542
Attention:	Kathleen K. Schoemaker
Tel:	609 683 5656
Fax:	609 683 4581
Email:	schoemaker@domainve.com

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTING ENTITY
DP VIII ASSOCIATES, L.P.
	BY:	ONE PALMER SQUARE
ASSOCIATES VIII, L.L.C.
AUTHORIZED SIGNATORY

By:	/s/ Kathleen K. Schoemaker
Name:	Kathleen K. Schoemaker
Title:	Managing Member

ADDRESS FOR NOTICE

c/o:	DOMAIN ASSOCIATES LLC
Street:	One Palmer Square, Suite 515
City/State/Zip:	Princeton, NJ 08542
Attention:	Kathleen K. Schoemaker
Tel:	609 683 5656
Fax:	609 683 4581
Email:	schoemaker@domainve.com

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTING ENTITY
Greenspring Global Partners III, L.P.
AUTHORIZED SIGNATORY

By:	/s/ Eric Thompson
Name:	Eric Thompson
Title:	Chief Financial Officer

ADDRESS FOR NOTICE

c/o:
Street:	100 Painters Mill Road, Suite 700
City/State/Zip:	Owings Mills, MD 21117
Attention:	Eric Thompson
Tel:	410-363-2725
Fax:	410-363-9075
Email:	finance@gspring.com

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTING ENTITY
Greenspring Global Partners III-A, L.P.
AUTHORIZED SIGNATORY

By:	/s/ Eric Thompson
Name:	Eric Thompson
Title:	Chief Financial Officer

ADDRESS FOR NOTICE

c/o:
Street:	100 Painters Mill Road, Suite 700
City/State/Zip:	Owings Mills, MD 21117
Attention:	Eric Thompson
Tel:	410-363-2725
Fax:	410-363-9075
Email:	finance@gspring.com

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTING ENTITY
Greenspring Global Partners III-B, L.P.

AUTHORIZED SIGNATORY

By:	/s/ Eric Thompson
Name:	Eric Thompson
Title:	Chief Financial Officer

ADDRESS FOR NOTICE

c/o:
Street:	100 Painters Mill Road, Suite 700
City/State/Zip:	Owings Mills, MD 21117
Attention:	Eric Thompson
Tel:	410-363-2725
Fax:	410-363-9075
Email:	finance@gspring.com

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTING ENTITY
Greenspring Crossover Ventures I, L.P.

AUTHORIZED SIGNATORY

By:	/s/ Eric Thompson
Name:	Eric Thompson
Title:	Chief Financial Officer

ADDRESS FOR NOTICE

c/o:
Street:	100 Painters Mill Road, Suite 700
City/State/Zip:	Owings Mills, MD 21117
Attention:	Eric Thompson
Tel:	410-363-2725
Fax:	410-363-9075
Email:	finance@gspring.com

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTING ENTITY
Interwest Partners IX, LP

AUTHORIZED SIGNATORY

By:	/s/ Gilbert H. Kliman
Name:	Gilbert H. Kliman
Title:	Managing Director

ADDRESS FOR NOTICE

c/o:	2710 Sand Hill Rd.
Street:	Suite 200
City/Suite/Zip:	Menlo Park, CA 94025
Attention:	Nina Kjellson
Tel:	650 854-8585
Fax:	650 854-4706
Email:	nkjellson@interwest.com

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTING ENTITY

SOFINNOVA VENTURE AFFILIATES VI,L.P.
By: Sofinnova Management VI, LLC
Its General Partner

By:	/s/ Michael F. Powell
Name:	Michael F. Powell
Title:	Managing Member

SOFINNOVA VENTURE PARTNERS VI, L.P.
By: Sofinnova Management VI, LLC
Its General Partner

By:	/s/ Michael F. Powell
Name:	Michael F. Powell
Title:	Managing Member

SOFINNOVA VENTURE PARTNERS VI, GmbH Co. KG
By: Sofinnova Management VI, LLC
Its General Partner

By:	/s/ Michael F. Powell
Name:	Michael F. Powell
Title:	Managing Member

ADDRESS FOR NOTICE

2800 Sand Hill Road, Suite 150
Menlo Park, CA 94025
Telephone No.: (650) 681-8425
Facsimile No.: (650) 322-2037
E-mail Address: Powell@sofinnova.com
Attention: Michael Powell

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTING ENTITY

TMP Nominee, LL C

AUTHORIZED SIGNATORY

By:	/s/ James Monas
Name:	James Monas
Title:	Manager

ADDRESS FOR NOTICE:

c/o:	Thomas McNerney & Partners

Street:	60,South 6th street, Suite 3620

City/State/Zip:	Minneapolis, MN 55402

Attention:

Tel:	612-465-8660

Fax:

Email:

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTING ENTITY

TMP Nominee II, LLC

AUTHORIZED SIGNATORY

By:	/s/ James Monas
Name: James Monas
Title: Manager

ADDRESS FOR NOTICE

c/o:	Thomas Mc Nerney & Partners

Street:	60, South 6th Street, Suite 3620,

City/State/Zip:	Minneapolis, MN 55402

Attention:

Tel:	612-465-8660

Fax:

Email:

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreements as of the date first written above.

Name of investing entity

TMP Associates., L.P.

AUTHORIZED SIGNATORY

By:	/s/ Pratik Shah
Name: Pratik Shah
Title: Manager

ADDRESS FOR NOTICE

c/o:	Thomas Mc Nerney & Partners

Street:	60, South 6th Street, Suite 3620,

City/State/Zip:	Minneapolis, MN 55402

Attention:

Tel:	612-465-8660

Fax:

Email:

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreements as of the date first written above.

Name of investing entity

TMP Associates., II, L.P.

AUTHORIZED SIGNATORY

By:	/s/ Pratik Shah
Name: Pratik Shah
Title: Manager

ADDRESS FOR NOTICE

c/o:	Thomas, Mc Nerney & Partners

Street:	60, South 6th Street, Suite 3620,

City/State/Zip:	Minneapolis, MN 55402

Attention:

Tel:	612-465-8660

Fax:

Email:

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreements as of the date first written above.

Name of investing entity

Thomas, Mc Nerney & Partners, L.P.

AUTHORIZED SIGNATORY

By:	/s/ Pratik Shah
Name: Pratik Shah
Title: Manager

ADDRESS FOR NOTICE

c/o:	Thomas Mc Nerney & Partners

Street:	60, South 6th Street, Suite 3620,

City/State/Zip:	Minneapolis, MN 55402

Attention:

Tel:	612-465-8660

Fax:

Email:

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreements as of the date first written above.

Name of investing entity

Thomas, Mc Nerney & Partners, II, L.P.

AUTHORIZED SIGNATORY

By:	/s/ Pratik Shah
Name: Pratik Shah
Title: Manager

ADDRESS FOR NOTICE

c/o:	Thomas, Mc Nerney & Partners

Street:	60, South 6th ST, Suite 3620,

City/State/Zip:	Minneapolis, MN 55402

Attention:

Tel:	612-465-8660

Fax:

Email: